Exhibit 99.2

DIGITAL REALTY TRUST

NAREIT INSTITUTIONAL INVESTOR CONFERENCE

June 2005

Forward Looking Statements

The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results may vary materially. Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust Overview

Exclusive focus on technology-related real estate assets

Assets that are critical to operations of our tenants

Diversified across various technology sectors

33 properties comprising 7.7 million net rentable square feet

Includes a portfolio of 5 properties under contract for 560,000 square feet

Additional 385,000 square feet held for redevelopment

Strategically located in 15 key technology markets

Properties are designed to satisfy the requirements of the IT industry and Corporate America

DLR is ideally positioned at the crossroads of technology and real estate

Investment Highlights

Specialized focus in dynamic and growing industry

High quality portfolio that is difficult to replicate

Industry consolidator with proven ability to acquire assets below replacement cost

Acquisition and leasing pace creates potential for strong FFO growth

Uniquely positioned as both a value and growth REIT

Unique Technology Focused Property Type

Webb at LBJ

Dallas

Data Centers

Data centers provide a secure 24 x 7 environment for the storage of mission-critical electronic information

Used by corporations for disaster recovery purposes, internet service companies for transaction processing, and by IT service companies to house their operations

Represent 34.0% of total portfolio on an annualized rent basis

200 Paul Avenue

San Francisco

Internet Gateways

Internet gateways serve as the hub for Internet and data communication within and between major metropolitan areas

Market-dominant position in their respective MSAs

Frequently serve as a super-regional data centers with multiple anchor tenants

Represent 42.5% of total portfolio on an annualized rent basis

Tenants typically invest between $300 and $1,000 per square foot in our buildings. These costs create a barrier to exit for tenants and discourage new supply.

Value Chain — Internet Gateways & Data Centers

Customers of data center and internet gateway tenants pay on average 16x the amount Digital Realty charges for rent

Data Center Customers

Government Agencies

Internet Enterprises

Financial Institutions

Healthcare Companies

3 to 5 year leases / contracts

Data Center Tenant

Receives, on average, $300 per square foot for conditioned space and power (1)

10 to 15 year leases

DLR receives $19 per square foot per year

(1) Source: Tier1 Research.

Tenants’ Revenue per Available Square Foot

DLR’s top pure-play tenants, Equinix and Savvis, have seen strong growth in revenue per available square foot, which translates into increasingly safe rent payments to DLR

Revenue per Available Square Foot

Average Utilization Rate

$300

55%

$254

50%

$250

$234

3 YR CAGR = 21%

50%

45%

47%

$200

$157

$142

$150

40%

$100

35%

30%

33%

$50

29%

$0

25%

2004

2003

2002

Q1 2005E

Source: Weighted average combined information based on data, including revenue and square footage data, from Equinix and Savvis SEC filings, and research reports (related to Equinix and Savvis) from SG Cowen, Citigroup and Tier1 Research. Q1 2005E Savvis data assumes that available square footage remained constant since December 31, 2004.

Strong Industry Fundamentals

Market for Hosting, IP Virtual Private Networks and Content Delivery

(in millions)

$35,000

$24,010

$30,000

$21,128

$25,000

$20,000

$18,833

$16,932

$15,941

$14,007

$15,000

$10,000

$5,000

$0

CAGR 11.4%

2002 2003 2004 2005E 2006E 2007E

Source: IDC Research

Content Delivery VPN Web Hosting

Domestic Broadband Subscription ($ in trillions)

eCommerce (in millions)

CAGR 50.8%

$7.1

$5.7

$4.1

$2.6

$1.7

$1.0

$0.6

$0.4

CAGR 57.7%

$48.5

$39.8

$32.3

$26.6

$20.2

$15.5

2000 2001 2002 2003 2004E 2005E 2006E 2007E

Jun ‘01

Dec ‘01

Jun ‘02

Dec ‘02

Jun ‘03

Dec ‘03

Source: FCC

Source: IDC Research

Senior Management

Organized to Deliver Growth

Richard Magnuson *Executive Chairman*	• Co-founder of GI Partners • 23+ years of real estate and technology experience
Michael Foust *CEO*	• Co-founder of GI Partners • 25+ years of real estate and technology experience
A. William Stein *CFO/CIO*	• Former President & CFO of TriNet • 20+ years of finance and real estate experience
Scott Peterson *Sr. VP Acquisitions*	• Former Head of GI Partners real estate acquisitions • 17+ years of real estate experience
Christopher Crosby *VP Sales*	• Former Director of Sales, Nortel Networks • 13+ years of technology business experience
Ted Martin *Director of Operations*	• Former General Manager of Critical Facilities for EDS • 18+ years of technology infrastructure experience

- Relevant experience
- Proven track record
- Public markets background

8

Digital Realty Trust

Total Return Since IPO

Since its IPO, DLR has outperformed its peers and the RMS

35%

29.3%

30.4%

30%

25%

20%

12.7%

12.5%

15%

9.8%

10%

7.1%

4.0%

5%

3.6%

0%

(1)

(2)

(3)

Mixed Office/Industrial composite

RMS

Tech Real Estate composite

DLR

Total Return

2005E - 2006E FFO Growth

Note: Total return from October 28, 2004 to June 6, 2005. Assumes reinvested dividends.

(1) Tech Real Estate composite includes ARE, BMR and GSL.

(2) Mixed Office / Industrial composite includes BED, GLB, MSW, PSB, KRC, HIW, LRY and DRE.

(3) Source: First Call consensus estimates as of June 6, 2005.

Our Locations and Tenant Base

Geographic Distribution by Annualized Rent

Industry Distribution by Annualized Rent

Miami

2%

Other

5%

Denver

3%

Non-

Technology

23%

Silicon Valley

26%

London

3%

IT Services

31%

New York

5%

Philadelphia

5%

Boston

8%

Chicago

14%

Other

Technology

14%

San Francisco

9%

Los Angeles

7%

Communications

32%

Dallas

13%

We have been expanding our presence in key technology markets and continue to diversify our tenant base into Corporate America

Replacement Cost Analysis

Cost per Square Foot

Cost Components

High

Low

Land

$40

$70

Base Building

Building Shell

60

150

Electrical Systems

$297

$396

Mechanical Systems (HVAC)

92

122

Data Center Improvements (1)

Fire Protection

21

29

Other Construction and Fees

130

173

Sub Total

$540

$720

Total Development Costs

$640

$940

DLR presently owns 2.8 million square feet of improved data center space

Source: Data center construction cost information provided by CCG Facilities Integration Inc. based on data center projects with improvements similar to DLR.

(1) Infrastructure only. Does not include electronic equipment. Assumes 60% ratio of data center to total building.

Recent and Pending Acquisitions

We expect to exceed our revised annual acquisition target for 2005.

Acquisitions completed year to date and pending for 2005 are expected to contribute NOI of $33.7mm annually.

Expected Year 1 NOI Cap Rate

Net Rentable Square Feet Purchase Price

Purchase Price / Sq Ft Location Property

Lakeside Tech Center Chicago, IL

$140.0mm

820,000

9.0%

$171(1)

833 Chestnut Street

Philadelphia, PA

59.0mm

545,000

10.7%

108 (2)

MAPP Building St. Paul, MN

15.6mm

88,134

9.7%

177

Ameriquest Denver, CO

16.5mm

82,000

9.2%

201

Burbank Data Center Burbank, CA

16.6mm

82,911

8.5%

200

Total Recent Acquisitions

$247.7mm

1,618,045

9.4%

$153

Savvis Data Centers (5 buildings) Santa Clara, CA

Los Angeles, CA

92.5mm

560,000

11.0%

165

Total Recent and Pending Acquisitions

$340.2mm

2,178,045

9.9%

$156

(1) Net of 275,000 redevelopment square feet.

(2) Net of 110,000 redevelopment square feet.

Leasing Update Since IPO

20 leases for technical space representing 25,315 square feet

Rent per square foot: $67.58

Leasing costs per square foot: $18.22 (1)

18 leases for non-technical space representing 64,121 square feet

Rent per square foot: $19.89

Leasing costs per square foot: $21.81 (1)

Excluding square feet held for redevelopment, 91.9% of space is currently leased

Same-store occupancy has increased 50 bps since our IPO

As a result of our leasing activity, we are on pace to achieve our year end targets

Note: From October 28, 2004 through April 30, 2005. Rents are annualized.

(1) Leasing costs per square foot are a one-time cost.

Long-Term, Stable Leases

Lease Expiration as a % of Net Rentable Square Feet

33.0%

9.3% expires through 2008

15.1%

11.7%

7.5%

7.4%

7.1%

8.1%

3.0%

3.0%

1.4%

1.8%

0.7%

Thereafter

Available

2005

2006

2007

2008

2009

2010

2011

2012

2013

2014

The average lease term is in excess of 12 years

Leases typically contain 3% annual rent bumps

The stability of our long-term leases complements our growth

Note: Excludes 385,000 square feet held for redevelopment.

Financial Guidance

2005 FFO Per Share Guidance: (1)

$1.35 - $1.40

Lease-Up

Internal Growth

150,000 – 200,000

sq ft of basic commercial space

(gross rent $20 / sq ft)

3 – 4%

FFO Per Share Growth

40,000 sq ft of highly improved tech space (gross rent $60 / sq ft)

External Growth

Acquisitions

6 – 8%

FFO Per Share Growth

$300 - $350 million

8.75% - 9.25% cap rate

9 – 12%

Overall FFO Per Share Growth

(1) Guidance provided May 11, 2005. A reconciliation of the range of projected FFO to the range of 2005 projected net income is included in the Appendix.

Conservative Capital Structure

Unsecured

Debt

$87mm

Series A

Preferred

$103.5mm

Weighted Avg. Cost of Debt – 5.8%

$210mm credit facility

$87.0mm outstanding on the credit facility

In the process of expanding the credit facility to $350 million (subject to lender commitments)

No debt maturing through 2008 (1)

Secured

Debt

$578.8mm

7%

6%

36%

51%

Common Equity

And Units

$804.7mm (3)

Total Market Capitalization $1,574.0 million

Dividend Yield / Rate: 6.4% / $0.975

FFO Payout Ratio: (2) 71.2%

Note: As of June 6, 2005. Does not include Savvis acquisition.

(1) After exercise of applicable extension options.

(2) Based on June 6, 2005 stock price and $1.37 First Call consensus 2005 FFO per share estimate.

(3) Stock price as of June 6, 2005 assuming 52.9 million shares and units outstanding.

2005 FFO Multiple and Dividend Yield

FFO Multiple (1)

Dividend Yield

7.0%

20.0x

6.4%

17.8x

6.0%

17.5x

5.9%

5.0%

15.0x

4.9%

14.4x

4.4%

12.9x

4.0%

12.5x

11.1x

10.0x

3.0%

Tech Real Estate Composite(2)

RMS

Mixed Office / Industrial (3)

DLR

DLR trades at a significant discount to its comparables

Note: Based on data as of June 6, 2005.

(1) Based on First Call Consensus estimates.

(2) Tech Real Estate composite includes ARE, BMR and GSL.

(3) Mixed Office / Industrial composite includes BED, GLB, MSW, PSB, KRC, HIW, LRY and DRE.

Cap Rate Analysis

An analysis by Cushman & Wakefield of 60+ recent sales of properties similar to DLR’s portfolio indicates a current market cap rate range of 7.50% to 8.25%

6.00%

Tech Real Estate composite cap rate (3)

6.30%

7.50%

C&W market cap rates

8.00%

8.25%

Mixed Office / Industrial composite cap rate (4)

DLR implied cap rate ($222 per square foot) (5)

8.56%

DLR implied cap rate calculation

Annualized Q1 2005 NOI (1)

Total Market Capitalization (2)

$134.8 million

$1,574.0 million

10.00%

(1) Annualized Q1 2005 NOI pro forma for the acquisitions of Chestnut, MAPP, Lakeside and Ameriquest.

(2) Based on stock price of $15.20 and assuming 52.9 million shares and units, and $665.8 million total debt and $103.5 million preferred stock outstanding as of June 6, 2005.

(3) Tech Real Estate composite includes ARE, BMR and GSL.

(4) Mixed Office / Industrial composite includes BED, GLB, MSW, PSB, KRC, HIW, LRY and DRE.

(5) Net of 385,000 square feet held for redevelopment.

Appendix

Reconciliation and Definition of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

Net Operating Income (NOI)

NOI is defined as total revenues less real estate operating expenses (including such items as repairs and maintenance, payroll, utilities, property taxes and insurance, advertising and management fees).

Each of FFO and NOI exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and NOI as a measure of our performance is limited.

Unless otherwise indicated, all information assumes the completion of the acquisition of the Savvis Data Center Portfolio.

Nothing contained herein is intended to revise the earnings, FFO or acquisition guidance we provided in a press release dated May 11, 2005 and available on our website at www.digitalrealtytrust.com.

DIGITAL REALTY TRUST

connecting the worlds of technology and real estate